UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

October 17, 2014

CELATOR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54852	20-2680869
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 PrincetonSouth Corporate Center
Suite 180
Ewing, New Jersey	08628
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 243-0123

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Celator Pharmaceuticals, Inc. (the "Company") is filing this Form 8-K current report to provide certain information as an update to the information provided in the Company’s previous periodic filings with the Securities and Exchange Commission (the "SEC") in order to reflect recent business developments. A summary description of the Company's business is attached hereto as Exhibits 99.1 and is incorporated herein by reference. This Form 8-K, including the exhibits hereto, should be read in conjunction with the Company’s Form 10-K annual report for the year ended December 31, 2013, the Company's Form 10-Q quarterly reports for the quarters ended March 31, 2014 and June 30, 2014 and the Company's Form 8-K current reports.

On October 17, 2014, the Company issued a press release announcing its intention to offer and sell shares of its common stock and warrants to purchase shares of its common stock in an underwritten public offering, subject to market conditions and other factors, pursuant to the Company's effective Registration Statement on Form S-3 (File No. 333-193720). The full text of the press release issued in connection with the announcement is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Updated Summary Business Description

99.2	Celator Pharmaceuticals, Inc. Press Release dated October 17, 2014

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELATOR PHARMACEUTICALS, INC.

By:	/s/ Fred M. Powell
Fred M. Powell,
Vice President and Chief Financial Officer

Date: October 17, 2014

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